                                                              EXHIBIT 10.1















                          REGISTRATION RIGHTS AGREEMENT

                                CYBERONICS, INC.




                                 March 28, 1997




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
                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----


 1.       Certain Definitions.................................................1

 2.       Notice of Proposed Transfers........................................2

          2.1         Restriction on Transfer.................................2
          2.2         Permitted Transfers.....................................3
          2.3         Stockholder Covenant....................................3
          2.4         Restrictive Legend......................................3

 3.       Registration Rights.................................................3

          3.1         Requested Registration..................................3
          3.2         Company Registration....................................5
          3.3         Underwriting............................................5
          3.4         Expenses of Registration................................6
          3.5         Registration Procedures.................................6
          3.6         Indemnification.........................................7
          3.7         Information by Holder..................................10
          3.8         Transfer of Registration Rights........................10
          3.9         Holdback Agreements....................................10

 4.       Miscellaneous......................................................11

          4.1         Governing Law..........................................11
          4.2         Successors and Assigns.................................11
          4.3         Termination............................................11
          4.4         Amendment..............................................11
          4.5         Entire Agreement.......................................11
          4.6         Notices, etc...........................................11
          4.7         Counterparts...........................................11
          4.8         Severability...........................................12
          4.9         Titles and Subtitles...................................12



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                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of this 28th day of March, 1997, by and among Cyberonics, Inc., a Delaware Corporation (the "Company") and the stockholders whose names are set forth on Exhibit A hereto (the "Stockholders").

                                    Recitals

         WHEREAS, the Company and the Stockholders are parties to a Common Stock Purchase Agreement dated the date hereof pursuant to which the Stockholders are purchasing an aggregate of up to 1,700,000 shares of the Company's Common Stock (the "Shares");

         WHEREAS, the Company has agreed to provide the Stockholders with certain rights to register the Shares as provided herein;

         NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Holder" shall mean any Stockholder holding Registrable Securities and any Person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 3.8 hereof.

                  "Initiating Holders" shall mean any Stockholders or transferees of Stockholders under Section 3.8 hereof who in the aggregate are Holders of not less than 50% of the then outstanding Registrable Securities.

                  "Person" shall mean an individual, corporation, partnership, limited liability company, association, joint-stock company, trust where the interests of the beneficiaries are evidenced by a security, unincorporated organization, estate, governmental or political subdivision thereof or governmental agency.

                  "Public Offering" shall mean the closing of an underwritten public offering of Common Stock registered with the Commission under the Securities Act.

                  "Registrable Securities" means (i) the Shares and (ii) any Common Stock of the Company issued or issuable in respect of the Shares upon any stock split, stock dividend, recapitalization, or similar event; excluding in all cases, however, any Registrable Securities sold by a Holder including a sale pursuant to a registration statement under this Agreement, a transaction pursuant to Rule 144 or any other transaction in which registration rights are not transferred pursuant to Section 3.8 hereof.

                  "Registration Statement" shall mean a registration statement provided for in Section 6 of the Securities Act under which securities are registered under the Securities Act, together with any preliminary, final or summary prospectus contained therein, any amendment or supplement thereto, and any document incorporated by reference therein.

                  The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  "Registration Expenses" shall mean all expenses, other than Selling expenses (as defined below), incurred by the Company in complying with Sections 3.1 or 3.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders.

                  "Rule 144" shall mean Rule 144 promulgated under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Selling Expenses" shall mean all underwriting discounts selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth in the definition of "Registration Expenses" above, all fees and disbursements of counsel for any Holder.

         2.       Notice of Proposed Transfers.

                  2.1 Restriction on Transfer. The Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Stockholder will cause any proposed purchaser, assignee, transferee, or pledgee of the Shares to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. If a Holder wishes to sell Registrable Securities (other than in a registered offering pursuant to Section 3 hereof, pursuant to Rule 144 or pursuant to a permitted transfer pursuant to Section 2.2 below), it shall deliver a written notice to the Company disclosing in reasonable detail the terms and conditions of the proposed sale and shall provide to the Company, at such Holder's expense either (i) a written opinion of legal counsel who


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

shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Shares may be effected without registration under the Securities Act, or
(ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto.

                  2.2 Permitted Transfers. Notwithstanding Section 2.1 hereof, any Holder may transfer the whole or any part of the Registrable Securities and all rights provided in this Agreement with respect thereto (a) to any entity or Person whose affairs are under common management with a Stockholder, (b) to any partners, or retired partners, or to the estate of any partners or retired partners of a Stockholder which is a partnership, and (c) to any stockholder, parent or subsidiary corporation of a Stockholder which is a corporation; provided that the Transferee enters into an Agreement with the Stockholders and the Company in which the Transferee shall be bound by and entitled to the benefit of the provisions of this Agreement.

                  2.3 Stockholder Covenant. No Holder shall mortgage, pledge, charge, hypothecate, grant a security interest in, or otherwise encumber, or allow or permit any charge, security interest, encumbrance, pledge, mortgage, hypothecation, lien or adverse claim to attach to, affect or encumber, his or its Registrable Securities or any part thereof, or any interest therein.

                  2.4 Restrictive Legend. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with legends substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT."

                  Each Stockholder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer established in this Agreement.

         3.       Registration Rights.

                  3.1      Requested Registration.

                           (a)      In case the Company shall receive from
Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to a proposed registration of Shares (a "Requested Registration") with an aggregate offering price to the public of (x) at


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least $1,000,000 if such registration may be effected pursuant to a Registration
Statement on Form S-3 (or a successor form) or (y) at least $5,000,000 if such registration is effected pursuant to a Registration Statement on a form other than Form S-3, the Company will:

                                    (i)     promptly give written notice of the
proposed registration, qualification or compliance to all other Holders; and

                                    (ii)    as soon as practicable, use its best
lawful efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities law and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested by the Initiating Holders and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this
Section 3.1:

                                            (A)      In any particular
jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                            (B)      During the period starting
with the date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date three (3) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), providing that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective (and provided, further, that the Company cannot pursuant to this Section 3.l(a)(ii)(B) delay implementation of a demand for registration more than once in any 12-month period);

                                            (C)      After the Company has
effected two such registrations pursuant to this subsection 3.1(a); provided, that a registration will only be counted for purposes of this Section 3.1(a)(ii)(C) if (x) such registration has been declared or ordered effective, and (y) no stop order, injunction or the like has been entered barring sales of securities thereunder (other than a stop order, injunction or the like which is promptly resolved, in which case the Company shall use its best lawful efforts to keep the Registration Statement effective for an additional period equal to the period during which the stop order, injunction or the like barred sales); or

                                            (D)      If the Company shall
furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best lawful efforts to register, qualify or


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comply under this Section 3.1 shall be deferred once (with respect to any demand for registration hereunder) for a period not to exceed ninety (90) days from the date of receipt of written request from the Initiating Holders, provided that the Company may, by furnishing another certificate pursuant to this Section 3.1(a)(ii)(D), delay implementation of a demand for registration for one additional period of up to ninety (90) days. In the event of such a delay by the Company, the Initiating Holders will be entitled to withdraw their request for such Requested Registration, in which case such right of Requested Registration shall be restored under Section 3.1(a)(C) hereof.

                                    Subject to the foregoing clauses (A) through
(D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                           (b)      The Company may register securities for sale
for its own account in any registration requested pursuant to this Section 3.1 and may also register restricted securities held by other stockholders; provided, however, that in the event that the number of shares to be included in a registration is to be limited, then securities to be sold for the Company's own account and restricted securities held by other stockholders shall be eliminated from the registration prior to reducing the number of Shares included in such registration.

                  3.2      Company Registration.

                           (a)      Notice of Registration.  If at any time or
from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                                    (i)     promptly give to each Holder written
notice thereof; and

                                    (ii)    include in such registration (and
any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder (a "Piggyback Registration").

                           (b)      Right to Terminate Registration.  The
Company shall have the right to terminate or withdraw any registration initiated by it under this Section 3.2 (but not its obligation to pay registration expenses pursuant to Section 3.4 hereof) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

                           (c)      Survival of Requested Registration.  No
registration of Registrable Securities effected under Section 3.2(a) shall relieve the Company of its obligation to effect any Requested Registration under
Section 3.1(a) hereof.

                  3.3 Underwriting. In the event that a registration pursuant to Section 3.1 or 3.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part


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



of the notice given to Holders. In such event, the Company shall (together with all Holders and other holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting (x) by the Company if such registration is initiated by the Company or (y) by a majority in interest of the Holders initially requesting registration if such registration is initiated by Holders; provided, however, that underwriters selected by Holders shall be subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 3.3, if the managing underwriter advises the Company and the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten on behalf of stockholders, then the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows: (i) any shares which were to be included in such registration that are not "Registrable Securities" under this Agreement would first be eliminated from the offering; (ii) if further reduction in the number of shares is required, then the number of shares to be included on behalf of Holders would be allocated among all Holders requesting registration of Shares in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

                  If any Holder of Registrable Securities (or other holder distributing its securities through the underwriting) disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration.

                  3.4 Expenses of Registration. All Registration Expenses incurred in connection with the registrations pursuant to Section 3.1 and all registrations pursuant to Section 3.2 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders or other holders registering securities shall be borne by the Holders or holders of such securities pro rata on the basis of the number of shares so registered.

                  3.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                           (a)      Prepare and file with the Commission a
Registration Statement (including amendments and supplements thereto) with respect to such securities and use its best lawful efforts to cause such Registration Statement to become and remain effective for at least ninety (90) days or until the distribution described in the Registration Statement has been completed;

                           (b)      Furnish to each underwriter such number of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such underwriter may reasonably request in order to facilitate the public sale of the


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



shares by such underwriter. In addition, the Company will promptly furnish to each underwriter and Holder notice of any NASDAQ listing, and notice of any stop-order or similar notice issued by the Commission or any state agency charged with the regulation of securities, and use commercially reasonable efforts to promptly obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or sales of securities thereunder; and

                           (c)      At any time when a prospectus relating
thereto is required to be delivered under the Securities Act, notify each seller of Registrable Securities covered by such Registration Statement promptly after the Company discovers that the prospectus included in such Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in this Section 3.5(c), such holder will discontinue immediately such holder's disposition of securities pursuant to the Registration Statement until such holder receives copies of the supplemented or amended prospectus contemplated by this Section 3.5(c) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  3.6      Indemnification.

                           (a)      To the extent permitted by law, the Company
will indemnify each Holder participating in a registration pursuant to this Agreement, each of such Holder's officers, directors, partners and trustees, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder or holder, each of its officers, directors, partners and trustees, and each person controlling such Holder or holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss,


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



damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter specifically for use therein. Notwithstanding the foregoing, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424(b) was delivered to such underwriter or Holder, but was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.

                           (b)      To the extent permitted by law, each Holder
or holder will, if Registrable Securities or other securities held by such Holder or holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder or holder, each of its officers, directors, partners and trustees and each person controlling such Holder or holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse the Company, such Holders or holders, such directors, officers, partners, trustees, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or holder specifically for use therein. Notwithstanding the foregoing, the liability of each Holder or holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the sale of the shares sold by such Holder or holder, unless such liability arises out of or is based on willful misconduct by such Holder or holder. In addition, insofar as the foregoing indemnity relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the final prospectus filed pursuant to Rule 424(b) of the Commission, the indemnity agreement herein shall not inure to the benefit of the Company, any underwriter or (if there is no underwriter) any Holder if a copy of the final prospectus filed pursuant to Rule 424(b) was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act.



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



                           (c)      Each party entitled to indemnification under
this Section 3.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate or different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnified Party shall consent to entry of any judgment or enter into any settlement without the consent of each Indemnifying Party.

                           (d)      If the indemnification provided for in this
Section 3.6 is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in a proportion which reflects the relative fault of the Company on the one hand and of the stockholders offering securities in the offering (the "Selling Stockholders") on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and the Selling Stockholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied in writing by the Company or by the Selling Stockholders and the parties' relevant intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 3.6(d) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 3.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to above in this Section 3.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 3.6(c) hereof. Notwithstanding the provisions of this Section 3.6(d), no Selling Stockholder shall be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the proceeds received by such Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.



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



                  3.7      Information by Holder.

                           (a)      The Holder or Holders of Registrable
Securities included in any registration and the holder or holders of any other securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, holder or holders, the Registrable Securities or other securities held by them and the distribution proposed by such Holder or Holders, holder or holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in Section 3.

                           (b)      The failure of any Holder or Holders of
Registrable Securities or any holder or holders of other securities to be included in a registration to furnish the information requested pursuant to
Section 3.7(a) shall not affect the obligation of the Company under Section 3 to the remaining Holder(s) or holder(s) who furnish such information unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the legality of the Registration Statement or the underlying offering.

                  3.8 Transfer of Registration Rights. The rights granted to a Stockholder under this Agreement may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a purchaser provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such assignee or transferee acquires at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, dividends, subdivisions, combinations, recapitalization and the like) and (iii) the Stockholder notifies the Company in writing of the transfer or assignment and the assignee or transferee agrees in writing to be bound by the provisions of this Agreement.

                  3.9      Holdback Agreements.

                           (a)      Each Holder of Common Stock party hereto
agrees by acquisition of such Common Stock not to effect any public sale or distribution of any equity securities of the Company during the seven days prior to and the 120 days after any Public Offering, Requested Registration or Piggyback Registration has become effective, except as part of such Public Offering, Requested Registration or Piggyback Registration, as the case may be, unless the managing underwriter of the Public Offering, Requested Registration or Piggyback Registration otherwise agrees to such sale or distribution.

                           (b)      The Company agrees (x) not to effect any
public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 120 days after any Public Offering, Requested Registration or Piggyback Registration has become effective, except as part of such Public Offering, Requested Registration or Piggyback Registration, as the case may be, and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto unless the managing underwriter otherwise agrees to such sale or distribution.

         4.       Miscellaneous.

                  4.1 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

                  4.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  4.3 Termination. The provisions of this Agreement shall terminate as to each Holder, at such time as such Holder may sell all Shares held by it in any single three-month period. In addition this Agreement shall terminate in its entirety upon the earliest to occur of the following:

                           (a)      three years from the date hereof;

                           (b)      the effective date of a corporate
reorganization of the Company which results in the then current stockholders of the Company owning less than 50% of the equity securities of the surviving company, or the sale of all or substantially all of the assets of the Company; and

                           (c)      the sale of all or substantially all of the
assets of the Company.

                  4.4 Amendment. This Agreement may be amended, waived, discharged or terminated by a written instrument signed by the Company and by the holders of at least sixty percent (60%) in interest of the aggregate of the then outstanding Registrable Securities; provided, however, that any amendment, waiver, discharge or termination of any provision hereof which would have the effect of altering the rights of any Holder or Holders in relation to the rights of any other Holder or Holders shall not be effective unless approved by Holders of a majority in interest of the adversely affected Registrable Securities.

                  4.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

                  4.6 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger including Federal Express or similar courier service, addressed (a) if to a Stockholder, at such Stockholder's address set forth on Exhibit A hereto, or at such other address as such Stockholder shall have furnished to the Company in writing, or (b) if to the Company, to Cyberonics, Inc., 17448 Highway 3, Suite 100, Webster, Texas 77598, Attn: President, or at such other address as the Company shall have furnished to the Stockholders. Each such notice or other communication shall for all purposes of this Agreement be treated as effective upon receipt.

                  4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Stockholders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  4.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                  4.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have executed this Agreement effective upon the date first set forth above.


                                    "COMPANY"
                                     CYBERONICS, INC.



                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE FERNLEIGH FOUNDATION


                                    By:
                                       -----------------------------------------
                                             Name:  Kevin S. Moore
                                             Title:  Treasurer


                                    THE CLARK FOUNDATION


                                    By:
                                       -----------------------------------------
                                             Name:  Kevin S. Moore
                                             Title:  Treasurer


                                    THE SCRIVEN FOUNDATION


                                    By:
                                       -----------------------------------------
                                             Name:  Kevin S. Moore
                                             Title:  Treasurer

                                     THE MARY IMOGENE BASSETT HOSPITAL-SCC
                                     RESEARCH FUND


                                     By:
                                       -----------------------------------------
                                              Name:  Kevin S. Moore
                                              Title:  Treasurer


                                     THE FARMERS' MUSEUM, INC.


                                     By:
                                       -----------------------------------------
                                              Name:  Richard C. Vanison
                                              Title:  Treasurer


                                     ANNUITY TRUST FOR KATHRYN J. CLARK u/w
                                     STEPHEN C. CLARK, JR. ART 18


                                     By:
                                       -----------------------------------------
                                              Name:  Edward W. Stack
                                              Title:  Trustee


                                     TRUST FOR MARTIN PERETZ, 1976


                                     By:
                                       -----------------------------------------
                                              Name:  Kevin S. Moore
                                              Title:  Trustee


                                     TRUST FOR ANNE L. PERETZ, 1944


                                     By:
                                       -----------------------------------------
                                              Name:  Edward W. Stack
                                              Title:  Trustee

                                     EDMUND S. TWINING III


                                     By:
                                       -----------------------------------------
                                              Name:  Kevin S. Moore
                                              Title:  Attorney in Fact


                                     TRUST FOR DOROTHY POTTER BOARDMAN


                                     By:
                                       -----------------------------------------
                                              Name:  Edward W. Stack
                                              Title:  Trustee


                                     TRUST FOR SUSAN CLARK TWINING, 1946


                                     By:
                                       -----------------------------------------
                                              Name:  Edward W. Stack
                                              Title:  Trustee


                                     THE SCRIVEN FOUNDATION - M FUND


                                     By:
                                       -----------------------------------------
                                              Name:  Kevin S. Moore
                                              Title:  Treasurer


                                     THE MARY IMOGENE BASSETT HOSPITAL-
                                     TRUSTEE FUND


                                     By:
                                       -----------------------------------------
                                              Name:  Kevin S. Moore
                                              Title:  Treasurer

                                      EVE C. LABOUISSE


                                      By:
                                         ---------------------------------------
                                               Name:  Kevin S. Moore
                                               Title:  Attorney in Fact


                                      NEW YORK STATE HISTORICAL
                                      ASSOCIATION - STEPHEN C. CLARK FUND


                                      By:
                                         ---------------------------------------
                                               Name:  Kevin S. Moore
                                               Title:  Treasurer


                                      JANE FORBES CLARK


                                      By:
                                         ---------------------------------------
                                               Name:  Kevin S. Moore
                                               Title:  Attorney in Fact


                                      TRUST FOR EVGENIA S. PERETZ


                                      By:
                                         ---------------------------------------
                                               Name:  Edward W. Stack
                                               Title:  Trustee


                                      TRUST FOR JESSE W. PERETZ


                                      By:
                                         ---------------------------------------
                                               Name:  Edward W. Stack
                                               Title:  Trustee

                                       TRUST FOR DAVID L. FARNSWORTH


                                       By:
                                         ---------------------------------------
                                                Name:  Edward W. Stack
                                                Title:  Trustee


                                       TRUST FOR ANNE E. FARNSWORTH


                                       By:
                                         ---------------------------------------
                                                Name:  Edward W. Stack
                                                Title:  Trustee


                                       RESIDUARY TRUST FOR JANE FORBES CLARK II


                                       By:
                                         ---------------------------------------
                                                Name:  Kevin S. Moore
                                                Title:  Trustee


                                       CLARA WELCH THANKSGIVING HOME, INC.


                                       By:
                                         ---------------------------------------
                                                Name:  Richard C. Vanison
                                                Title:  Treasurer


                                       RESIDUARY TRUST u/w SUSAN CLARK TWINING


                                       By:
                                         ---------------------------------------
                                                Name:  Jane Forbes Clark
                                                Title:  Trustee

                          DIANA R. TWINING


                          By:
                             ---------------------------------------------------
                                   Name:  Kevin S. Moore
                                   Title:  Attorney in Fact


                          Capital Research and Management Company on behalf of SMALLCAP World Fund, Inc.


                          By:
                             ---------------------------------------------------
                                   Name:  Catherine M. Ward
                                   Title:  Senior Vice President


                          AEOW 96, LLC


                          By:
                             ---------------------------------------------------
                                   Name:  Will K. Weinstein
                                   Title:  Managing Member


                          STANLEY H. APPEL, M.D.


                          By:
                             ---------------------------------------------------

                          ROBERT P. CUMMINS


                          By:
                             ---------------------------------------------------

                                 MARILYN LUNNEY


                                 By:
                                    --------------------------------------------

                                 WILLIAM H. DUFFELL, JR.


                                 By:
                                    --------------------------------------------


                                 IRA FBO ROBERT P. CUMMINS, DLJSC AS CUSTODIAN


                                 By:
                                    --------------------------------------------
                                          Name:
                                          Title:



                                 ROBERT P. CUMMINS AS CUSTODIAN FOR LINDA
                                 G. CUMMINS UNDER THE TEXAS UNIFORM
                                 TRANSFERS TO MINORS ACT


                                 By:
                                    --------------------------------------------
                                          Name:  Robert P. Cummins
                                          Title:  Custodian

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


                                                                                                     NUMBER OF
                                                                                                    REGISTRABLE
                              NAME AND ADDRESS OF PURCHASER                                         SECURITIES
                              -----------------------------                                       ---------------
THE FERNLEIGH FOUNDATION                                                                               16,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

THE CLARK FOUNDATION                                                                                  347,408
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

THE SCRIVEN FOUNDATION                                                                                 82,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

THE MARY IMOGENE BASSETT HOSPITAL - SCC RESEARCH                                                       15,000
FUND
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

THE FARMERS' MUSEUM, INC.                                                                              60,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

ANNUITY TRUST FOR KATHRYN J. CLARK u/w STEPHEN C.                                                      10,000
CLARK, JR. ART. 18
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

TRUST FOR MARTIN PERETZ, 1976                                                                           6,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

TRUST FOR ANNE L. PERETZ, 1944                                                                         20,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

                                                                                                     NUMBER OF
                                                                                                    REGISTRABLE
                              NAME AND ADDRESS OF PURCHASER                                         SECURITIES
----------------------------------------------------------------------                           ----------------
EDMUND S. TWINING III                                                                                 20,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

TRUST FOR DOROTHY POTTER BOARDMAN                                                                     12,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

TRUST FOR SUSAN CLARK TWINING, 1946                                                                   14,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

THE SCRIVEN FOUNDATION - M FUND                                                                       70,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

THE MARY IMOGENE BASSETT HOSPITAL - TRUSTEE FUND                                                      22,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

EVE C. LABOUISSE                                                                                      30,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

NEW YORK STATE HISTORICAL ASSOCIATION - STEPHEN C.                                                    30,000
CLARK FUND
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

JANE FORBES CLARK                                                                                     70,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

TRUST FOR EVGENIA S. PERETZ                                                                            4,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

                                                                                                     NUMBER OF
                                                                                                    REGISTRABLE
                              NAME AND ADDRESS OF PURCHASER                                         SECURITIES
----------------------------------------------------------------------                           ----------------
TRUST FOR JESSE W. PERETZ                                                                                  4,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

TRUST FOR DAVID L. FARNSWORTH                                                                              4,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

TRUST FOR ANNE E. FARNSWORTH                                                                               4,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

RESIDUARY TRUST FOR JANE FORBES CLARK II                                                                  35,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

CLARA WELCH THANKSGIVING HOME, INC.                                                                        4,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

RESIDUARY TRUST u/w SUSAN CLARK TWINING                                                                   20,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

DIANA R. TWINING                                                                                           2,000
c/o The Clark Estates
30 Wall Street, 9th Floor
New York, NY 10005

SMALLCAP WORLD FUND, INC.                                                                                494,000
(Registered in the name of Kane & Co.)
c/o Capital Research & Management Company
Attn:  James P. Ryan
333 South Hope Street
Los Angeles, CA  90071

AEOW 96, LLC                                                                                              56,339
c/o Genesis Merchant Group
Attn:  Will K. Weinstein
909 Montgomery Street, #600
San Francisco, CA  94133


                                                                                                     NUMBER OF
                                                                                                    REGISTRABLE
                              NAME AND ADDRESS OF PURCHASER                                         SECURITIES
----------------------------------------------------------------------                           ----------------
STANLEY H. APPEL, M.D.                                                                                 40,000
c/o Baylor College of Medicine
1 Baylor Place
Houston, TX  77030

ROBERT P. CUMMINS                                                                                      22,750
c/o Cyberonics, Inc.
17448 Highway 3, Suite 100
Webster, TX  77598

MARILYN LUNNEY                                                                                          6,000
c/o Cyberonics, Inc.
Attn:  Shawn Lunney
17448 Highway 3, Suite 100
Webster, TX  77598

WILLIAM H. DUFFELL, JR.                                                                                 1,127
c/o Cyberonics, Inc.
17448 Highway 3, Suite 100
Webster, TX  77598

IRA FBO ROBERT P. CUMMINS,                                                                              7,750
DLJSC AS CUSTODIAN
c/o Pershing
Attn: ______________________
1 Pershing Plaza
Jersey City, NJ  07399

ROBERT P. CUMMINS AS CUSTODIAN                                                                          5,000
FOR LINDA G. CUMMINS UNDER THE
TEXAS UNIFORM TRANSFERS TO
MINORS ACT
c/o Cyberonics, Inc.
Attn:  Robert P. Cummins
17448 Highway 3, Suite 100
Webster, TX  77598